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                     TIME WARNER ENTERTAINMENT COMPANY, L.P.

               AMERICAN TELEVISION AND COMMUNICATIONS CORPORATION

                           WARNER COMMUNICATIONS INC.

                         Form of Underwriting Agreement

                                                        [----------------, ----]
                                                              New York, New York

To the Representatives
  named in Schedule I
  hereto of the Underwriters
  named in Schedule II hereto

Dear Sirs:

                  Time Warner Entertainment Company, L.P., a Delaware limited partnership (the "Company"), proposes to sell to the underwriters named in
Schedule II hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, the principal amount of its securities identified in Schedule I hereto (the "Debt Securities"), to be issued under an indenture (as from time to time amended or supplemented, the "Indenture") dated as of [_______________, ____], among the Company, American Television and Communications Corporation, a Delaware corporation ("ATC"), Warner Communications Inc., a Delaware corporation ("WCI", and, together with ATC, the "Guarantors") and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of debt securities in one or more series, all of which will be entitled to the benefit of the Guarantees referred to below. Pursuant to the Indenture, each of ATC and WCI, as primary obligor and not merely as surety, has agreed to irrevocably and unconditionally guarantee (together, the "Guarantees"; and together with the Debt Securities, the "Securities"), to each holder of Debt Securities and to the Trustee, (i) the full and punctual payment of principal of and interest on the Debt Securities up to the amount of the Guaranteed Percentage (as defined in the Indenture) when due, whether at maturity, by


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acceleration, by redemption or otherwise, and all other monetary obligations of the Company under the Indenture and the Debt Securities. If the firm or firms listed in Schedule II hereto include only the firm or firms listed in Schedule I hereto, then the terms "Underwriters" and "Representatives", as used herein, shall each be deemed to refer to such firm or firms.

                  The Company was formed as a limited partnership in 1992 pursuant to an Agreement of Limited Partnership, dated as of October 29, 1991, as amended on February 11, 1992 and June 23, 1992, among Time Warner Companies, Inc. ("TWCI") and certain of its subsidiaries, ITOCHU Corporation ("ITOCHU") and Toshiba Corporation ("Toshiba"), and as further amended by an Amendment Agreement, dated as of September 14, 1993, among ITOCHU, Toshiba, TWCI, US West, Inc. and certain of their respective subsidiaries (as amended, the "TWE Partnership Agreement"). Capitalized terms used herein without definition have the respective meanings specified therefor in the Indenture or the Registration Statement (as defined below).

                  1. Representations and Warranties. Each of the Company, ATC and WCI represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 1. Certain terms used in this Section 1 are defined in paragraph (q) hereof.

                  (a) If the offering of the Securities is a Delayed Offering (as specified in Schedule I hereto), paragraph (i) below is applicable and, if the offering of the Securities is a Non-Delayed Offering (as so specified), paragraph (ii) below is applicable.

                           (i) The Company and the Guarantors meet the
                  requirements for the use of Form S-3 under the Securities Act of 1933, as amended (the "Act"), and have filed with the Securities and Exchange Commission (the "Commission") a registration statement (the file number of which is set forth in Schedule I hereto) on such Form, including a basic prospectus, for registration under the Act of the offering and sale of the Securities. The Company and the Guarantors may have filed one or more amendments thereto, and may have used a Preliminary Final Prospectus, each of which has previously been furnished to you. Such registration statement, as so amended, and any post-effective amendment thereto, has become effective. The offering of the Securities is a Delayed Offering and, although the Basic Prospectus may not include all the information with respect to the Securities and the offering thereof required by the Act and the rules thereunder to be included in the Final Prospectus, the Basic Prospectus includes all such information required by the Act and the rules thereunder to be included therein as of the Effective Date. The Company and the Guarantors will next file with the Commission pursuant to Rules 415 and 424(b)(2) or (5) a final supplement to the form of prospectus included in such registration statement relating to the Securities and the offering thereof. As filed, such final prospectus supplement shall include all required information with respect to the Securities and the offering thereof and, except to the extent the Representatives shall agree in writing


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                                        3

                  to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company and the Guarantors have advised you, prior to the Execution Time, will be included or made therein.

                           (ii) The Company and the Guarantors meet the
                  requirements for the use of Form S-3 under the Act and have filed with the Commission a registration statement (the file number of which is set forth in Schedule I hereto) on such Form, including a basic prospectus, for registration under the Act of the offering and sale of the Securities. The Company and the Guarantors may have filed one or more amendments thereto, including a Preliminary Final Prospectus, each of which has previously been furnished to you. The Company and the Guarantors will next file with the Commission either (x) a final prospectus supplement relating to the Securities in accordance with Rules 430A and 424(b)(1) or (4), or (y) prior to the Effective Date of such registration statement, an amendment to such registration statement, including the form of final prospectus supplement. In the case of clause (x), the Company and the Guarantors have included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in the Final Prospectus with respect to the Securities and the offering thereof. As filed, such final prospectus supplement or such amendment and form of final prospectus supplement shall contain all Rule 430A Information, together with all other such required information, with respect to the Securities and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company and the Guarantors have advised you, prior to the Execution Time, will be included or made therein.

                  (b) On the Effective Date, the Registration Statement did or will, and when the Final Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Final Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Trust Indenture Act of 1939 (the "Trust Indenture Act") and the respective rules thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date and on the Closing


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                                        4


         Date the Indenture did or will comply in all material respects with the requirements of the Trust Indenture Act and the rules thereunder; and, on the Effective Date, the Final Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Final Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company and the Guarantors make no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-l) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company or either Guarantor by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement thereto).

                  (c) (1) The Company is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware, with full power and authority under such laws to own its properties and conduct its business as described in the Basic Prospectus, and any amendment or supplement thereto, and to enter into and perform its obligations under this Agreement; and the Company is duly qualified to transact business as a foreign partnership and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Company and its subsidiaries, considered as one enterprise.

                  (2) Each of ATC and WCI is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority under such laws to own its properties and conduct its business as described in the Basic Prospectus, and any amendment or supplement thereto, and to enter into and perform its obligations under this Agreement; and each of ATC and WCI is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on ATC and its subsidiaries or WCI and its subsidiaries, in each case considered as one enterprise.

                  (d) Each of the Company's significant subsidiaries, as such term is defined in Rule 1-02(w) of Regulation S-X under the Act, is validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with full power and authority under such laws to own its properties and conduct its business as described in


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         the Basic Prospectus, and any amendment or supplement thereto, and is duly qualified to transact business as a foreign corporation or partnership and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Company and its subsidiaries, considered as one enterprise.

                  (e) The Company's equity capitalization is as set forth in the Basic Prospectus, and any amendment or supplement thereto.

                  (f) There is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company, ATC or WCI or any of their respective subsidiaries of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Basic Prospectus, and any amendment or supplement thereto, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Basic Prospectus, and any amendment or supplement thereto, or to be filed as an exhibit, which is not described or filed as required.

                  (g) This Agreement has been duly authorized, executed and delivered by each of the Company, ATC and WCI.

                  (h) No consent, approval, authorization or order of any court or governmental agency or body is required for the authorization, issuance, sale and delivery of the Securities by the Company and the Guarantors or the consummation of the transactions contemplated by this Agreement or in any Delayed Delivery Contracts, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals as have been obtained.

                  (i) Except as otherwise disclosed in the Basic Prospectus, neither the Company nor any of its significant subsidiaries, as such term is defined in Rule 1-02(w) of Regulation S-X under the Act, is in violation of its certificate of limited partnership or certificate of incorporation, as applicable, or in default of the performance or observance of any obligation, agreement, covenant or condition contained in the TWE certificate of limited partnership or the TWE Partnership Agreement, except for such violations or defaults that in the aggregate would not have a material adverse effect on the condition (financial or otherwise), results of operations, earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise. The execution and delivery of this Agreement and the Indenture by the Company, ATC and WCI, the issuance, sale and delivery of Debt Securities by the Company, the issuance and delivery of their respective Guarantees by ATC and WCI, the consummation by the

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                                        6

         Company, ATC and WCI of the transactions contemplated in this Agreement, the Indenture and the Registration Statement and compliance by the Company, ATC and WCI with the terms of this Agreement or any Delayed Delivery Contracts do not and will not result in any violation of the TWE certificate of limited partnership or the TWE Partnership Agreement by the Company or the certificate of incorporation or By-laws of ATC and WCI, and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, ATC or WCI, under (i) any indenture, mortgage or loan agreement, or any other agreement or instrument, to which the Company, ATC or WCI is a party or by which any of them may be bound or to which any of their properties may be subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company, ATC or WCI, respectively, and their respective subsidiaries, considered as one enterprise), (ii) any existing applicable law, rule or regulation (except for such conflicts, breaches, liens, charges or encumbrances that would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company, ATC or WCI, respectively, and their respective subsidiaries, considered as one enterprise, and other than the securities or blue sky laws of various jurisdictions), or (iii) any judgment, order or decree of any government, governmental instrumentality or court having jurisdiction over the Company, ATC or WCI or any of their properties.

                  (j) The documents incorporated by reference in the Basic Prospectus, and any amendment or supplement thereto, as of the dates they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act.

                  (k) The Securities conform in all material respects to the description thereof contained in the Basic Prospectus, and any amendment or supplement thereto; if any of the Securities are to be listed on any stock exchange, authorization therefor has been given, subject to official notice of issuance and evidence of satisfactory distribution, or the Company and the Guarantors have no reason to believe that such Securities will not be authorized for listing, subject to official notice of issuance and evidence of satisfactory distribution.

                  (l) The Indenture has been duly authorized by the Company, has been duly qualified under the Trust Indenture Act, and, at the Closing Date, will have been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by the Trustee, will, at the Closing Date, constitute a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors' rights generally from time to time in effect and subject as to


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                                        7

         enforceability to general principles of equity, regardless of whether considered in a proceeding in equity or at law); and the Debt Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters pursuant to this Agreement, in the case of the Underwriters' Securities, or by the purchasers thereof pursuant to Delayed Delivery Contracts, in the case of any Contract Securities, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors' rights generally from time to time in effect and subject as to enforceability to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

                  (m) The Indenture has been duly authorized by each of ATC and WCI and, at the Closing Date, will have been duly executed and delivered by each of ATC and WCI and, assuming due authorization, execution and delivery by the Trustee, will, at the Closing Date, constitute a legal, valid and binding instrument enforceable against each of ATC and WCI in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors' rights generally from time to time in effect and subject as to enforceability to general principles of equity, regardless of whether considered in a proceeding in equity or at law).

                  (n) Each Delayed Delivery Contract that has been executed by the Company, ATC and WCI has been duly authorized, executed and delivered by the Company, ATC and WCI, respectively, and, assuming the due authorization, execution and delivery by the purchaser thereunder, is a valid and binding obligation of the Company, ATC and WCI enforceable against the Company, ATC and WCI, respectively, in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors' rights generally from time to time in effect and subject as to enforceability to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

                  (o) Each firm of independent accountants, which is reporting upon certain audited or reviewed financial statements and schedules included or incorporated by reference in the Registration Statement, are independent auditors with respect to the financial statements covered by the audit or review of such firm, in accordance with the provisions of the Exchange Act and the Act and the respective applicable published rules and regulations thereunder.

                  (p) The consolidated financial statements and the related notes of each of the Company, ATC and WCI and any other person included or incorporated by reference in the Registration Statement present fairly in accordance with generally accepted accounting principles the consolidated financial position of each of the Company, ATC


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                                        8

         and WCI and any such other person as of the dates indicated and the consolidated results of operations of each of the Company, ATC and WCI and any such other person and cash flows of each of the Company and ATC and WCI for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as otherwise noted therein and subject, in the case of interim statements, to normal year-end audit adjustments. The financial statement schedules included or incorporated by reference in the Registration Statement present fairly in accordance with generally accepted accounting principles the information required to be stated therein. Any pro forma financial statements of the Company, ATC or WCI and other pro forma financial information included or incorporated by reference in the Registration Statement present fairly the information shown therein. Such pro forma financial statements and other pro forma financial information, to the extent required, have been prepared in accordance with applicable rules and guidelines of the Commission, if any, with respect thereto, have been properly compiled on the pro forma bases described therein, and, in the opinion of the Company, ATC and WCI, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

                  (q) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective and each date after the date hereof on which a document incorporated by reference in the Registration Statement is filed. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Basic Prospectus" shall mean the prospectus referred to in paragraph (a) above contained in the Registration Statement at the Effective Date including, in the case of a Non-Delayed Offering, any Preliminary Final Prospectus. "Preliminary Final Prospectus" shall mean any preliminary prospectus supplement to the Basic Prospectus which describes the Securities and the offering thereof and is used prior to filing of the Final Prospectus. "Final Prospectus" shall mean the prospectus supplement relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus or, if, in the case of a Non-Delayed Offering, no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities, including the Basic Prospectus, included in the Registration Statement at the Effective Date. The registration statement (File No. 333-______) filed by the Company on Form S-3 with the Securities and Exchange Commission (which also constitutes post-effective Amendment No. 1 to Registration Statement File No. 33-75144), together with Registration Statement File No. 33-75144, as amended on the date Registration Statement File No. 333-______ became effective, including the exhibits and financial statements thereto and the documents incorporated by reference therein, is herein collectively referred to as the "Registration Statement." Such term shall include any Rule 430A Information deemed to


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                                        9

         be included therein at the Effective Date as provided by Rule 430A. "Rule 415", "Rule 424", "Rule 430A" and "Regulation S-K" refer to such rules or regulation under the Act. "Rule 430A Information" means information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. All references in this Agreement to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to
         Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; all references in this Agreement to financial statements and schedules and other information that is "contained", "included" or "stated" in the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that are or are deemed to be incorporated by reference in the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to mean and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference. A "Non-Delayed Offering" shall mean an offering of securities which is intended to commence promptly after the effective date of a registration statement, with the result that, pursuant to Rules 415 and 430A, all information (other than Rule 430A Information) with respect to the securities so offered must be included in such registration statement at the effective date thereof. A "Delayed Offering" shall mean an offering of securities pursuant to Rule 415 which does not commence promptly after the effective date of a registration statement, with the result that only information required pursuant to Rule 415 need be included in such registration statement at the effective date thereof with respect to the securities so offered. Whether the offering of the Securities is a Non-Delayed Offering or a Delayed Offering shall be set forth in Schedule I hereto.

                  (r) None of the Company, ATC or WCI is an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended.

                  2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company at the purchase price for the Debt Securities set forth in Schedule I hereto, the principal


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                                       10

amount of Debt Securities set forth opposite such Underwriter's name in Schedule II hereto, except that, if Schedule I hereto provides for the sale of Debt Securities pursuant to delayed delivery arrangements, the respective principal amounts of Debt Securities to be purchased by the Underwriters shall be as set forth in Schedule II hereto less the respective amounts of Contract Securities determined as provided below. Debt Securities to be purchased by the Underwriters are herein sometimes called the "Underwriters' Securities" and Debt Securities to be purchased pursuant to Delayed Delivery Contracts as hereinafter provided are herein called "Contract Securities".

                  If so provided in Schedule I hereto, the Underwriters are authorized to solicit offers to purchase Debt Securities from the Company pursuant to delayed delivery contracts ("Delayed Delivery Contracts"), substantially in the form of Schedule III hereto but with such changes therein as the Company, ATC or WCI may authorize or approve. The Underwriters will endeavor to make such arrangements and, as compensation therefor, the Company will pay to the Representatives, for the account of the Underwriters, on the Closing Date, the percentage set forth in Schedule I hereto of the principal amount of the Debt Securities for which Delayed Delivery Contracts are made. Delayed Delivery Contracts are to be with institutional investors, including commercial and savings banks, insurance companies, pension funds, investment companies and educational and charitable institutions. The Company and the Guarantors will enter into Delayed Delivery Contracts in all cases where sales of Contract Securities arranged by the Underwriters have been approved by the Company but, except as the Company may otherwise agree, each such Delayed Delivery Contract must be for not less than the minimum principal amount set forth in Schedule I hereto and the aggregate principal amount of Contract Securities may not exceed the maximum aggregate principal amount set forth in
Schedule I hereto. The Underwriters will not have any responsibility in respect of the validity or performance of Delayed Delivery Contracts. The principal amount of Debt Securities to be purchased by each Underwriter as set forth in
Schedule II hereto shall be reduced by an amount which shall bear the same proportion to the total principal amount of Contract Securities as the principal amount of Debt Securities set forth opposite the name of such Underwriter bears to the aggregate principal amount set forth in Schedule II hereto, except to the extent that you determine that such reduction shall be otherwise than in such proportion and so advise the Company in writing; provided, however, that the total principal amount of Debt Securities to be purchased by all Underwriters shall be the aggregate principal amount set forth in Schedule II hereto less the aggregate principal amount of Contract Securities.

                  3. Delivery and Payment. Delivery of and payment for the Underwriters' Securities shall be made on the date and at the time specified in
Schedule I hereto, which date and time may be postponed to a date not later than five business days after such specified date by agreement between the Representatives, acting jointly and without regard to any agreement among underwriters, and the Company or as provided in Section 8 hereof (such date and time of delivery and payment for the Underwriters' Securities being herein called the "Closing Date"). Delivery of the Underwriters' Securities shall be made to the Representatives for the respective


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                                       11

accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer and payable in same day funds (unless another form of payment is specified in Schedule I hereto). Delivery of the Underwriters' Securities shall be made at such location as the Representatives shall reasonably designate on the Closing Date and payment for the Securities shall be made at the office specified in Schedule I hereto. Certificates for the Underwriters' Securities shall be registered in such names and in such denominations as the Representatives may request not less than one full business day in advance of the Closing Date.

                  The Company agrees to have the Underwriters' Securities available for inspection, checking and packaging by the Representatives in New York, New York, not later than 1:00 p.m. on the business day prior to the Closing Date.

                  Delivery and payment for the Contract Securities shall be as provided in the applicable Delayed Delivery Contract.

                  4. Agreements. The Company and the Guarantors agree with the several Underwriters that:

                  (a) Each of the Company, ATC and WCI will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereto, to become effective. Prior to the termination of the offering of the Securities, none of the Company, ATC and WCI will file any amendment to the Registration Statement or supplement (including the Final Prospectus or any Preliminary Final Prospectus) to the Basic Prospectus unless the Company or a Guarantor has furnished you a copy for your review prior to filing or will file any such proposed amendment or supplement to which you reasonably object on a timely basis (other than filings of periodic reports pursuant to Section 13(a) under the Exchange Act). Subject to the foregoing sentence, the Company and the Guarantors will cause the Final Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company, ATC and WCI will promptly advise the Representatives (i) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective, (ii) when the Final Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b), (iii) when, prior to termination of the offering of each series of Securities, any amendment to the Registration Statement shall have been filed or become effective, (iv) of any request by the Commission for any amendment to the Registration Statement or supplement to the Final Prospectus or for any additional information relating to the offering of the Securities, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (vi) of the receipt by the Company, ATC or WCI of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. Each of the Company, ATC and WCI will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                  (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company and the Guarantors promptly will prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 4, an amendment or supplement which will correct such statement or omission or effect such compliance.

                  (c) As soon as practicable, the Company and the Guarantors will make generally available to their respective security holders and to the Representatives an earnings statement or statements of each of the Company, ATC and WCI and their respective subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

                  (d) If and to the extent specified in Schedule I, each of the Company, ATC and WCI will use its reasonable best efforts to cause the Securities to be duly authorized for listing on the New York Stock Exchange and to be registered under the Exchange Act.

                  (e) For a period of three years after the Closing Date, the Company will furnish to you and, upon request, to each Underwriter, copies of all annual reports, quarterly reports and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, and such other documents, reports and information as shall be furnished by the Company to its public stockholders generally.

                  (f) The proceeds of the offering of the Securities will be applied as set forth in the Final Prospectus.

                  (g) The Company, ATC or WCI will furnish to the Representatives and counsel for the Underwriters, without charge, copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of any Preliminary Final Prospectus and the Final Prospectus and any supplement thereto as the Representatives may reasonably request.

                  (h) The Company and the Guarantors will pay and bear all costs and expenses incident to the performance of their obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits), as originally filed and as amended, any preliminary prospectus supplements and the Basic Prospectus, the Preliminary Final Prospectus and the Final Prospectus and any amendments or supplements thereto, and the cost of furnishing copies thereof to the Underwriters,
         (ii) the preparation, printing and distribution of this Agreement, the Indenture, the Securities, any Delayed Delivery Contracts, and the blue sky survey, (iii) the delivery of the Securities to the Underwriters,
         (iv) the fees and disbursements of the Company's and the Guarantors' counsel and the accountants required hereby to provide "comfort letters", (v) the qualification of the Securities under the applicable securities laws in accordance with Section 4(i) and any filing for review of the offering with the National Association of Securities Dealers, Inc., including filing fees and fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the blue sky survey, (vi) any fees charged by rating agencies for rating the Securities, (vii) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee, in connection with the Indenture and the Securities, (viii) any expenses and listing fees in connection with the listing of the Securities, (ix) the cost and charges of any transfer agent or registrar and (x) the costs of qualifying the Securities with The Depository Trust Company.

                  (i) The Company and the Guarantors will arrange for the qualification of each series of Securities for distribution, offering and sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of such series of Securities and will arrange for the determination of the legality of the Securities for purchase by institutional investors; provided, however, that none of the Company, ATC or WCI shall be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 4(i),
         (ii) file any general consent to service of process or (iii) subject itself to taxation in any such jurisdiction if it is not so subject.

                  (j) Until the Closing Date or such other date as may be specified in Schedule I, none of the Company, ATC or WCI (and, if so specified in Schedule I, Time Warner Inc. and/or other additional parties) will, without the consent of the managing underwriter specified in Schedule I, offer, sell or contract to sell, or announce the offering of, any debt securities designed or intended to be traded or distributed in the public or private securities markets; provided, however, that the foregoing shall not prohibit (i) the Company, ATC, WCI, Time Warner Inc. or such additional parties from issuing long-term debt as all or part of the consideration in any merger or acquisition and/or in connection with the settlement of any litigation,
         (ii) the Company, ATC, WCI, Time Warner Inc. or such additional parties from filing with the Commission a "shelf" registration statement for the offering of securities under Rule 415 of the Act (or any similar rule that may be adopted by the Commission) or amending any existing shelf registration statement provided that such securities are not issued until the business day following the Closing Date or such other date as may be specified in Schedule I or (iii) any of the foregoing from issuing commercial paper.

                  5. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Underwriters' Securities shall be subject to the accuracy in all material respects of the representations and warranties on the part of the Company and the Guarantors contained herein as of the Execution Time and the Closing Date, to the accuracy in all material respects of the statements of the Company and the Guarantors made in any certificates pursuant to the provisions hereof, to the performance by each of the Company, ATC and WCI of its obligations hereunder, to the due execution and delivery of the Indenture, to the absence of any event or condition which would give you the right to terminate this Agreement and to the following additional conditions:

                  (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 p.m. New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 p.m. New York City time on such date or
         (ii) 12:00 noon on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 p.m. New York City time on such date; if filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b); and at the Closing Date no stop order suspending the effectiveness of the Registration Statement shall have been issued under the Act or proceedings therefor initiated or threatened by the Commission.

                  (b) At the Closing Date, the Company shall have furnished to you the opinion of Peter R. Haje, General Counsel to the Company, dated the Closing Date, substantially in the form of Exhibit A hereto.

                  (c) At the Closing Date, the Company shall have furnished to you the opinion and statement of Cravath, Swaine & Moore, counsel to the Company and the Guarantors, each dated the Closing Date, substantially in the form of Exhibit B and Exhibit C hereto, respectively.

                  (d) The Representatives shall have received from Shearman & Sterling, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Indenture, any Delayed Delivery Contracts, the Registration Statement, the Final Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company and the Guarantors shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (e) (1) The Company shall have furnished to the Representatives a certificate of the Company, signed by any two officers who are an Executive or Senior Vice President of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus, any supplement to the Final Prospectus and this Agreement and that:

                           (i) the representations and warranties of the Company
                  in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                           (ii) no stop order suspending the effectiveness of
                  the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                           (iii) since the date of the most recent financial
                  statements included in the Final Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or otherwise), earnings, or business prospects of the Company and its subsidiaries, considered as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

                  (2) ATC shall have furnished to the Representatives a certificate of ATC, signed by any two officers who are an Executive or Senior Vice President of ATC, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus, any supplement to the Final Prospectus and this Agreement and that the representations and warranties of ATC in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and ATC has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.

                  (3) WCI shall have furnished to the Representatives a certificate of WCI, signed by any two officers who are Vice Presidents of WCI, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus, any supplement to the Final Prospectus and this Agreement and that the representations and warranties of WCI in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and WCI has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.

                  (f) At the Closing Date, and, if specified in Schedule I, at the Execution Time, Ernst & Young LLP shall have furnished to the Representatives a letter or letters, dated respectively as of the Closing Date and the Execution Time, in form and substance satisfactory to the Representatives, confirming that they are independent auditors with respect to the Company, ATC and WCI within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and stating in effect that:

                           (i) in their opinion the audited financial statements
                  and financial statement schedules of the Company, ATC and WCI included or incorporated in the Registration Statement and the Final Prospectus comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

                           (ii) on the basis of a reading of the latest
                  unaudited financial statements (including the notes thereto) made available by the Company, ATC and WCI and their respective consolidated subsidiaries; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the general partners and the Board of Representatives of the Company and the meetings of the stockholders and directors of ATC and WCI and their respective consolidated subsidiaries; and inquiries of certain officials of the Company, ATC and WCI who have responsibility for financial and accounting matters of the Company, ATC and WCI and their respective consolidated subsidiaries as to transactions and events subsequent to the date of the most recent audited financial statements in or incorporated in the Final Prospectus, and such other inquiries and procedures as may be specified in such letter, nothing came to their attention which caused them to believe that:

                                    (1) any of such unaudited financial
                           statements included or incorporated in the Registration Statement and the Final Prospectus do not comply in form in all material respects with applicable accounting requirements of the Act and the Exchange Act and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; or said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated in the Registration Statement and the Final Prospectus; or

                                    (2) with respect to the period subsequent to
                           the date of the most recent unaudited financial statements in or incorporated in the Registration Statement and the Final Prospectus, there were any increases, at a specified date not more than five business days prior to the date of the letter, in the long-term debt of the Company, ATC and WCI and their respective consolidated subsidiaries or any decreases in partners' or stockholders' equity or the consolidated partnership interests of the Company or the capital stock of ATC and WCI as compared with the amounts shown on the most recent consolidated balance sheet included or incorporated in the Registration Statement and the Final Prospectus for such entities, or for the period from the date of the most recent unaudited financial statements included or incorporated in the Registration Statement and the Final Prospectus for such entities to such specified date there were any decreases, as compared with the corresponding period in the preceding year, in revenues, income before income taxes (or any increase in the loss before income taxes) or net income (or any increase in net loss), except in all instances for decreases or increases disclosed in the Final Prospectus;

                           (iii) they are unable to and do not express any
                  opinion on the pro forma adjustments to the financial statements included or incorporated by reference in the Registration Statement and the Final Prospectus or on the pro forma adjustments applied to the historical amounts included or incorporated by reference in the Registration Statement and the Final Prospectus; however, for purposes of such letter they have:

                                    (1)  read the pro forma adjustments to
                           such financial statements;

                                    (2) made inquiries of certain officials of
                           the Company, ATC and WCI who have responsibility for financial and accounting matters about the basis for their determination of the pro forma adjustments to such financial statements and whether such pro forma adjustments comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X; and

                                    (3) proved the arithmetic accuracy of the
                           application of the pro forma adjustments to the historical amounts included or incorporated by reference in the Registration Statement and the Final Prospectus; and

                  on the basis of such procedures, and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that the pro forma adjustments to the financial statements included or incorporated by reference in the Registration Statement and the Final Prospectus do not comply as to form in all material respects with the applicable requirements of Rule 11-02 of Regulation S-X and that such pro forma adjustments have not been properly applied to the historical amounts in the compilation of such financial statements; and

                           (iv) they have performed certain other specified
                  procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Final Prospectus and in Exhibits 12.1 and
                  12.2 to the Registration Statement agrees with the accounting records of the Company and its subsidiaries, ATC and its subsidiaries or WCI and its subsidiaries, as the case may be, excluding any questions of legal interpretation.

                  (g) At the Closing Date and, if and to the extent specified in
         Schedule I, at the Execution Time, each other firm of independent accountants who audited or reviewed financial statements included or incorporated by reference in the Registration Statement shall have furnished to the Representatives a letter or letters, dated respectively as of the Closing Date and the Execution Time, in form and substance satisfactory to the Representatives, confirming that they are independent auditors with respect to the financial statements audited or reviewed by them within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and to the same effect as the letter or letters of Ernst & Young LLP as described in Section 5(f)(i) and 5(f)(ii)(1) hereto.

                  (h) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto), there shall not have been (i) any decrease or increase specified in the letter or letters referred to in paragraph (f) of this Section 5 or (ii) any change, or any development involving a prospective change, in or affecting the business (including the results of operations or management) or properties of the Company and its subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the reasonable judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of any series of Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto).

                  (i) Subsequent to the Execution Time, (i) there shall not have been any downgrade in the credit ratings of any of the Company's, ATC's or WCI's debt securities by Moody's Investor Service, Inc. or Standard & Poor's Ratings Group, and (ii) none of the Company, ATC or WCI shall have been placed under special surveillance, with negative implications, by Moody's Investor Service, Inc. or Standard & Poor's Ratings Group.

                  (j) Prior to the Closing Date, the Company and the Guarantors shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

                  (k) The Company shall have accepted the Delayed Delivery Contracts in any case where sales of Contract Securities arranged by the Underwriters have been approved by the Company.

                  If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be cancelled at, or at any time prior to, the Closing Date by the Representatives and such cancellation shall be without liability of any party to any other party, except to the extent provided in Sections 4 and 6. Notice of such cancellation shall be given to the Company, ATC or WCI in writing or by telephone or telegraph confirmed in writing.

                  6. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 5 hereof is not satisfied or because of any refusal, inability or failure on the part of the Company, ATC or WCI to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company and the Guarantors will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

                  7. Indemnification and Contribution. (a) Each of the Company, ATC and WCI agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that none of the Company, ATC or WCI will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company, ATC and WCI by or on behalf of any Underwriter through the Representatives specifically for inclusion therein or (ii) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee. This indemnity agreement will be in addition to any liability which the Company, ATC or WCI may otherwise have.

                  (b) Each Underwriter severally agrees to indemnify and hold harmless each of the Company, ATC and WCI, each of their respective directors, each of their respective officers who signs the Registration Statement, and each person who controls the Company, ATC or WCI within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company, ATC and WCI to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company, ATC and WCI by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. Each of the Company, ATC and WCI acknowledges that the statements set forth in the last paragraph of the cover page, the first and third paragraphs under the heading "Underwriters" and, if Schedule I hereto provides for sales of Securities pursuant to delayed delivery arrangements, in the last sentence under the heading "Delayed Delivery Arrangements" in any Preliminary Final Prospectus or the Final Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the documents referred to in the foregoing indemnity, and you, as the Representatives, confirm that such statements are correct.

                  (c) Promptly after receipt by an indemnified party under this
Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party
(i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party (it being understood, however, that in connection with such action, the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, representing the indemnified parties who are parties to such action or actions), (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                  (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 7 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company, ATC, WCI and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company, the Guarantors and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company, ATC and WCI on one hand, and by the Underwriters, on the other hand, from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company, ATC, WCI and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Guarantors and of the Underwriters in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and the Guarantors shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses), and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Final Prospectus. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company, ATC or WCI or the Underwriters. The Company, the Guarantors and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such \fraudulent misrepresentation. For purposes of this Section 7, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company, ATC or WCI within the meaning of either the Act or the Exchange Act, each officer of the Company, ATC or WCI who shall have signed the Registration Statement and each director of the Company, ATC or WCI shall have the same rights to contribution as the Company and the Guarantors, subject in each case to the applicable terms and conditions of this paragraph (d).

                  8. Default by an Underwriter. If any one or more Underwriters shall fail on the Closing Date to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions for each of the Debt Securities which such Underwriter failed to purchase which the amount of the Debt Securities set forth opposite their names in Schedule II hereto bears to the aggregate amount of such Debt Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting

Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all of the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company and the Guarantors. In the event of a default by any Underwriter as set forth in this Section 8, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company, the Guarantors and any nondefaulting Underwriter for damages occasioned by its default hereunder.

                  9. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company, ATC or WCI prior to delivery of and payment for the Securities, if prior to such time (i) trading in the Company's common stock or any of the Company's, ATC's or WCI's debt securities shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on such Exchange shall have been suspended or limited or minimum or maximum prices shall have been established on such Exchange, or maximum ranges for prices for securities have been required, by such Exchange or by order of the Commission or any other governmental authority, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any new outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets of the United States is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the offering or delivery of a series of Securities as contemplated by the Final Prospectus (exclusive of any supplement thereto). If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party, except to the extent provided in Sections 4 and 6.

                  10. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company, ATC or WCI or any of their respective officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company, ATC or WCI, or any of the officers, directors or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 6 and 7 hereof shall survive the termination or cancellation of this Agreement.

                  11. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telegraphed and confirmed to them, at the address specified in Schedule I hereto; or, if sent to the Company, ATC or WCI, will be mailed, delivered or telegraphed and confirmed to it care of the Company at 75 Rockefeller Plaza, New York, New York 10019, attention of General Counsel.

                  12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder.

                  13. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

                  14. Business Day. For purposes of this Agreement, "business day" means any day on which the New York Stock Exchange is open for trading.

                  15. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, ATC, WCI and the several Underwriters.

                                                     Very truly yours,

                                                     TIME WARNER ENTERTAINMENT
                                                              COMPANY, L.P.

                                                     By
                                                       -------------------------
                                                       Name:
                                                       Title:

                                                     AMERICAN TELEVISION AND
                                                     COMMUNICATIONS CORPORATION

                                                     By
                                                       -------------------------
                                                       Name:
                                                       Title:

                                                     WARNER COMMUNICATIONS INC.

                                                     By
                                                       -------------------------
                                                       Name:
                                                       Title:

The foregoing Agreement is hereby
confirmed and accepted as of the date
specified in Schedule I hereto.

[_______________________]


By: [____________________]

        By ________________________
           Name:
           Title:

For themselves and the other
several Underwriters, if any,
named in Schedule II to the
foregoing Agreement.

                                   SCHEDULE I

Underwriting Agreement:    Dated [___________, ____]

Registration Statement:    No. 333-

Representative(s):

[Managing Underwriter:]

Title, Purchase Price and Description of Securities:

         Securities:

         Title:

         Principal amount:

         Interest rate:

         Interest payment dates:

         Date of maturity:

         Purchase price (include accrued
           interest or amortization, if
           any):

         Initial public offering price:

         Sinking fund provisions:

         Redemption provisions:

         Other provisions:

Closing Date, Time and Location:

Type of funds payable at Closing:           [Federal or other immediately
                                            available funds]

Type of Offering:                           [Delayed Offering or Non-Delayed
                                            Offering]

Delayed Delivery Arrangements:

         Fee:

         Minimum principal amount of each contract:

         Minimum aggregate principal amount of all contracts:

         Maximum aggregate principal amount of all contracts:

Listing requirements:

Comfort letter at Execution Time:           [Yes/No]

Time Warner Inc. and/or other additional parties subject to
Section 4(j):                               [Yes/No]

                                   SCHEDULE II


                                                                     Principal
                                                                     Amount to
 Underwriters                                                        be Purchased
 ------------                                                        ------------
                                                                     $



    Total....................................................        $
                                                                     ============

                                  SCHEDULE III

                            Delayed Delivery Contract

                                                        [______________, ______]


[Insert name and address of lead
        Representative]

Dear Sirs:

                  The undersigned hereby agrees to purchase from Time Warner Entertainment Company, L.P. (the "Company"), and the Company agrees to sell to the undersigned, on _____________, ______ (the "Delivery Date"), $________________ principal amount of the Company's _____________________ (the
"Securities") offered by the Company's Prospectus dated ____________, _______, and related Prospectus Supplement dated __________, _____, receipt of a copy of which is hereby acknowledged, at a purchase price of ____% of the principal amount thereof, plus [accrued interest] [amortization of original issue discount], if any, thereon from ____________, _____ to the date of payment and delivery, and on the further terms and conditions set forth in this contract.

                  Payment for the Securities to be purchased by the undersigned shall be made on or before 11:00 a.m., New York City time, on the Delivery Date to or upon the order of the Company in New York Clearing House (next day) funds, at your office or at such other place as shall be agreed between the Company and the undersigned, upon delivery to the undersigned of the Securities in definitive fully registered form and in such authorized denominations and registered in such names as the undersigned may request by written communication addressed to the Company not less than five full business days prior to the Delivery Date. If no request is received, the Securities will be registered in the name of the undersigned and issued in a denomination equal to the aggregate principal amount of Securities to be purchased by the undersigned on the Delivery Date.

                  The obligation of the undersigned to take delivery of and make payment for Securities on the Delivery Date, and the obligation of the Company to sell and deliver Securities on the Delivery Date, shall be subject to the conditions (and neither party shall incur any liability by reason of the failure thereof) that (1) the purchase of Securities to be made by the undersigned, which purchase the undersigned represents is not prohibited on the date hereof, shall not on the Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject, and (2) the Company, on or before the Delivery Date, shall have sold to certain underwriters (the "Underwriters") such principal amount of the Securities as is to be sold to them pursuant to the Underwriting Agreement referred to in the Prospectus and Prospectus Supplement mentioned above. Promptly after completion of such sale to the Underwriters, the

Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith. The obligation of the undersigned to take delivery of and make payment for the Securities, and the obligation of the Company to cause the Securities to be sold and delivered, shall not be affected by the failure of any purchaser to take delivery of and make payment for the Securities pursuant to other contracts similar to this contract.

                  By the execution hereof, the undersigned represents and warrants to the Company that (1) its investment in the Securities is not, as of the date hereof, prohibited under the laws of any jurisdiction to which the undersigned is subject and that govern such instrument, (2) all necessary corporate action for the due execution and delivery of this contract and the payment for and purchase of the Securities has been taken by it and no further authorization or approval of any governmental or other regulatory authority is required for such execution, delivery, payment or purchase and (3) upon the acceptance by the Company and the mailing or delivery of a copy as provided below, this contract will constitute a valid and binding agreement of the undersigned in accordance with its terms.

                  This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

                  It is understood that acceptance of this contract and other similar contracts is in the Company's sole discretion and, without limiting the foregoing, need not be on a first come, first served basis. If this contract is acceptable to the Company, it is required that he Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned, as of the date first above written, when such counterpart is so mailed or delivered.

                  This agreement shall be governed by and construed in accordance with the laws of the State of New York.

                                             Very truly yours,

                                             -----------------------------------
                                             (Name of Purchaser)

                                             By: _______________________________
                                                    (Signature and Title of
                                                          Officer)

                                             -----------------------------------
                                             (Address)

Accepted:

TIME WARNER ENTERTAINMENT
      COMPANY, L.P.

By: ____________________________
      (Authorized Signatory)

AMERICAN TELEVISION AND
      COMMUNICATIONS CORPORATION

By: ____________________________
      (Authorized Signatory)

WARNER COMMUNICATIONS INC.

By: ____________________________
      (Authorized Signatory)

                 PURCHASER -- PLEASE COMPLETE AT TIME OF SIGNING

                  The name and telephone number of the representative of the Purchaser with whom details of delivery on the Delivery Date may be discussed is as follows: (Please print.)

                                                         Telephone No.
         Name                                            (including area code)
         ----                                            ---------------------

                                                                       EXHIBIT A

                     FORM OF OPINION OF PETER R. HAJE, ESQ.

                  (i) the Company is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware, with full power and authority under such laws to own its properties and conduct its business as described in the Basic Prospectus, and any amendment or supplement thereto, and the Company, is duly qualified to transact business as a foreign partnership and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Company and its subsidiaries, considered as one enterprise;

                  (ii) each of ATC and WCI is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority under such laws to own its properties and conduct its business as described in the Basic Prospectus, and any amendment or supplement thereto, and each of ATC and WCI is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on ATC and its subsidiaries or WCI and its subsidiaries, in each case considered as one enterprise;

                  (iii) each of the Company's significant subsidiaries, as such term is defined in Rule 1-02(w) of Regulation S-X under the Act, is validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with full power and authority under such laws to own its properties and conduct its business as described in the Basic Prospectus, and any amendment or supplement thereto, and is duly qualified to transact business as a foreign corporation or partnership and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Company and its subsidiaries, considered as one enterprise;

                  (iv) the Company's equity capitalization is as set forth in the Final Prospectus;

                  (v) to the best knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company, ATC or WCI, or any of their respective subsidiaries, of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Final Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit, which is not described or filed as required;

                  (vi) no authorization, approval, consent, order or license of any government, governmental instrumentality, agency or body or court (other than such as has been obtained under the Act and such as may be required under the securities or blue sky laws of various jurisdictions) is required for the authorization, issuance, sale and delivery of the Securities by the Company, ATC and WCI and the consummation by the Company, ATC and WCI of the transactions contemplated by the Underwriting Agreement;

                  (vii) the Indenture and the Underwriting Agreement have been duly authorized, executed and delivered by each of the Company, ATC and WCI;

                  (viii) the execution and delivery of the Underwriting Agreement and the Indenture by the Company, ATC and WCI, the issuance, sale and delivery of the Debt Securities by the Company, the issuance and delivery of their respective guarantees by ATC and WCI, and the consummation by the Company, ATC and WCI of the transactions contemplated in the Underwriting Agreement, the Indenture and the Registration Statement and compliance by the Company, ATC and WCI with the terms of the Underwriting Agreement or any Delayed Delivery Contracts do not and will not result in any violation of the certificate of limited partnership of the Company, the Agreement of Limited Partnership, as amended, of the Company or of the certificate of incorporation or by-laws of ATC or WCI and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, ATC or WCI under (i) any indenture, mortgage or loan agreement, or any other agreement or instrument known to such counsel, to which the Company, ATC or WCI is a party or by which any of them may be bound or to which any of their properties may be subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise), (ii) any existing applicable law, rule or regulation (except for such conflicts, breaches, liens, charges or encumbrances that would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise, and other than the securities or blue sky laws of various jurisdictions), or (iii) any judgment, order or decree of any government, governmental instrumentality or court having jurisdiction over the Company, ATC or WCI or any of their properties.

                  (ix) the documents incorporated by reference in the Final Prospectus (except for the financial statements and other financial or statistical data included therein or omitted therefrom, as to which such counsel need express no opinion), as of the dates they were filed with the Commission, complied as to form in all material respects with the requirements of the Securities Exchange Act of 1934, as amended.

                  In addition, such counsel shall also state as follows: As General Counsel, I have reviewed and participated in the preparation of the Registration Statement and the Final Prospectus, including the documents incorporated by reference therein. In examining the Registration Statement and Final Prospectus, I have necessarily assumed the correctness and completeness of the statements made or included therein by the Company and the Guarantors and take no responsibility therefor. However, in the course of the preparation by the Company and the Guarantors of the Registration Statement and the Final Prospectus, I have participated in conferences with certain officers of, and accountants for, the Company and the Guarantors with respect thereto, and my examination of the Registration Statement and Final Prospectus and my discussions in the above-mentioned conferences did not disclose any information which gave me reason to believe that the Registration Statement (except for the financial statements and other financial or statistical data included therein or omitted therefrom, as to which I express no opinion) at the time it became effective included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, not misleading or that the Final Prospectus (except as aforesaid), at its issue date or on the date of this opinion, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the United States, the State of New York and the General Corporation Law of the State of Delaware, to the extent such counsel deems proper and specified in such opinion, upon the opinion of other counsel of good standing whom such counsel believes to be reliable and who are satisfactory to counsel for the Underwriters; and (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company, ATC or WCI and public officials.

                                                                       EXHIBIT B

                   FORM OF OPINION OF CRAVATH, SWAINE & MOORE

                  (i) Based solely upon a certificate from the Secretary of State of Delaware the Company is validly existing as a limited partnership in good standing under the laws of the State of Delaware, with full power and authority to own its properties and conduct its business as described in the Basic Prospectus, and any amendment or supplement thereto;

                  (ii) Based solely upon a certificate from the Secretary of State of Delaware each of ATC and WCI is a corporation validly existing in good standing under the laws of the State of Delaware, with full corporate power and authority to own its properties and conduct its business as described in the Basic Prospectus, and any amendment or supplement thereto;

                  (iii) the Securities conform in all material respects to the description thereof contained in the Prospectus;

                  (iv) the Indenture has been duly authorized, executed and delivered by each of the Company, ATC and WCI, has been duly qualified under the Trust Indenture Act of 1939, and, assuming due authorization, execution and delivery by the Trustee, constitutes a legal, valid and binding obligation of the Company, ATC and WCI, enforceable against the Company, ATC and WCI in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law); and the Debt Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters pursuant to the Underwriting Agreement, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting creditors' rights generally from time to time in effect and subject to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law);

                  (v) the Registration Statement (as defined in the Underwriting Agreement) became effective under the Securities Act on [_____________], 199[_]; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated; and

                  (vi) the Underwriting Agreement has been duly authorized, executed and delivered by the each of the Company, ATC and WCI;

                  We are admitted to practice in the State of New York, and we express no opinion as to any matters governed by any law other than the law of the State of New York, the Federal law of the United States of America and the General Corporation Law of the State of Delaware.

                                                                       EXHIBIT C

                 FORM OF SIDE LETTER OF CRAVATH, SWAINE & MOORE

                  Although we have made certain inquiries and investigations in connection with the preparation of the Registration Statement and the Prospectus, the limitations inherent in the role of outside counsel are such that we cannot and do not assume responsibility for the accuracy or completeness of the statements made in the Registration Statement and Prospectus, except insofar as such statements relate to us and except to the extent set forth in paragraph (ii) of our opinion to you dated the date hereof. Subject to the foregoing, we hereby advise you that our work in connection with this matter did not disclose any information that gave us reason to believe that: (i) the Registration Statement, at the time the Registration Statement became effective, or the Prospectus, as of the date hereof, (except in each case the financial statements and other information of an accounting, statistical or financial nature included therein, and the Statement of Eligibility (Form T-1) included as an exhibit to the Registration Statement, as to which we do not express any view) were not appropriately responsive in all material respects to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder; or (ii) the Registration Statement, at the time the Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, at its issue date and at the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to made the statements therein, in the light of the circumstances under which they were made, not misleading (in each case except for the financial statements and other information of an accounting, statistical or financial nature included therein, as to which we do not express any view).